FRESHSTART VENTURE CAPITAL CORP.

                              FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED MAY 31, 1998, 1997 AND 1996

                                TABLE OF CONTENTS

                                                                            Page

Independent Auditors' Report ............................................    F-1

Statements of Financial Position of Freshstart
  Venture Capital Corp. as of May 31, 1997 and 1998 .....................    F-2

Statements of Operations for the Years
  Ended May 31, 1996, 1997 and 1998 .....................................    F-4

Statements of Stockholders' Equity for the Years
  Ended May 31, 1996, 1997 and 1998 .....................................    F-5

Statements of Cash Flows for the Years
  Ended May 31, 1996, 1997 and 1998 .....................................    F-6

Notes to the Financial Statements .......................................    F-7

Supplemental Schedules ..................................................   F-12

Selected Per Share Data and Ratios ......................................   F-13

Board of Directors
Freshstart Venture Capital Corp.

                          INDEPENDENT AUDITOR'S REPORT

We have audited the accompanying Statements of financial position of Freshstart Venture Capital Corp. (the "Company") as of May 31, 1998 and 1997 and the related statements of operations, stockholders' equity and cash flows for each of the three years in the period ended May 31, 1998 and selected per share data and ratios for each of the five years in the period ended May 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have reviewed the procedures used by the Board of Directors in arriving at its estimate of such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of May 31, 1998 and 1997 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

New York, New York
July 16, 1998





Michael C. Finkelstein
Certified Public Accountant

                        FRESHSTART VENTURE CAPITAL CORP.
                        STATEMENTS OF FINANCIAL POSITION


                                     ASSETS

                                                             May 31,
                                                    ----------------------------
                                                        1997           1998
                                                    ------------   -------------


Portfolio Securities:
Loans Receivable (Notes 2 and 3)                    $ 14,308,959   $ 24,442,206
Less:  Unrealized Depreciation on
  Loans Receivable (Note 3)                             (180,558)      (319,815)
                                                    ------------   ------------
                                                      14,128,401     24,122,391
Less:  Current Maturities - Loans Receivable          (1,984,365)    (3,375,072)
                                                    ------------   ------------

     Total Loans Receivable -
       Net of Current Maturities                      12,144,036     20,747,319
                                                    ------------   ------------

CURRENT ASSETS
Cash (Note 13)                                         2,869,861      1,528,168
Accrued Interest (Notes 2 and 3)                         127,974        256,760
Current Maturities - Loans Receivable                  1,984,365      3,375,072
Prepaid Expenses and Other Assets                        205,473        326,375
                                                    ------------   ------------

     Total Current Assets                              5,187,673      5,486,375
                                                    ------------   ------------

Fixed Assets - Net of Accumulated Depreciation
  of $22,366 and $28,364
  respectively (Note 2)                                   19,906         13,908
                                                    ------------   ------------

     Total Assets                                   $ 17,351,615   $ 26,247,602
                                                    ============   ============


                     See Notes to the Financial Statements

                                 FRESHSTART VENTURE CAPITAL CORP.
                                 STATEMENTS OF FINANCIAL POSITION

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                                May 31,
                                                       -------------------------
                                                           1997         1998
                                                       -----------   -----------

LONG TERM DEBT:
Debentures Payable to SBA (Note 5)                     $ 8,450,000   $12,360,000
4% Cumulative, 15 Year Redeemable
Preferred Stock                                          1,410,000     1,410,000
                                                       -----------   -----------
Total Long Term Debt                                     9,860,000    13,770,000
                                                       -----------   -----------

CURRENT LIABILITIES:
Notes Payable - Bank                                            --     5,000,000
Accrued Interest                                           182,344       317,723
Other Current Liabilities                                   76,824        57,732
Dividends Payable (Note 7)                                  14,100         9,400
                                                       -----------   -----------
Total Current Liabilities                                  273,268     5,384,855
                                                       -----------   -----------

Total Liabilities                                       10,133,268    19,154,855
                                                       -----------   -----------

Commitments and Contingencies
(Notes 12 and 13)                                               --            --

STOCKHOLDERS EQUITY:
4% Cumulative, 15 Year Redeemable Preferred
Stock- $1 Par Value; 10,000,000 Shares
Authorized, 1,410,000 Shares Issued and
Outstanding, (See Long Term Debt)                               --            --

3% Cumulative Preferred Stock - $1 Par Value:
No Shares Issued and Outstanding
(Note 6)                                                        --            --

Common Stock - $.01 Par Value: 3,000,000 Shares
Authorized, 2,172,688 Shares
Issued and Outstanding (Note 10)                            21,726        21,726

Additional Paid in Capital (Note 10)                     6,857,817     7,048,816
Retained Earnings                                          147,805        22,205
Restricted Capital - Realized Gain on
Redemption (Note 6)                                        190,999            --
                                                       -----------   -----------
Total Stockholders' Equity                               7,218,347     7,092,747
                                                       -----------   -----------
Total Liabilities and Stockholders' Equity             $17,351,615   $26,247,602
                                                       ===========   ===========

Net Assets Per Share                                   $      3.32   $      3.26
                                                       ===========   ===========

                      See Notes to the Financial Statements

                        FRESHSTART VENTURE CAPITAL CORP.
                            STATEMENTS OF OPERATIONS

                                                                                    Years Ended May 31,
                                                                  ------------------------------------------------------
                                                                     1996                  1997                  1998
                                                                  ----------            ----------            ----------
REVENUE:
Interest Earned on
  Outstanding Receivables                                         $1,027,815            $1,231,318            $2,415,527
Interest Income - Idle Funds                                           6,129                39,397                48,816
                                                                  ----------            ----------            ----------
     Total Revenue (Note 2)                                        1,033,944             1,270,715             2,464,343
                                                                  ----------            ----------            ----------
EXPENSES:
Interest (Notes 4 and 5)                                             307,764               360,678               967,003
Professional Fees                                                     50,776                59,945               156,772
Officers' Salaries (Notes 8 and 11)                                  145,146               141,225               121,620
Other Salaries (Note 11)                                              23,126                25,966                33,704
Other Operating Expenses                                              90,450               123,811               103,499
Pension Expense (Note 8)                                              16,180                14,123                15,532
Depreciation and Amortization (Note 2)                                 9,710                15,915                38,908
                                                                  ----------            ----------            ----------
     Total Expenses                                                  643,152               741,663             1,437,038
                                                                  ----------            ----------            ----------
Net Investment Income                                                390,792               529,052             1,027,305
Unrealized Depreciation in Value of
  Investments (Notes 2 and 3)                                         35,000                  --                 139,257
                                                                  ----------            ----------            ----------
                                                                     355,792               529,052               888,048
PROVISION FOR TAXES:
Current Income Taxes (Note 2)                                          1,567                 2,528                 1,224
                                                                  ----------            ----------            ----------
     Net Income                                                   $  354,225            $  526,524            $  886,824
                                                                  ==========            ==========            ==========
Earnings Per Share of Common Stock
  (Note 2)                                                        $     0.27            $     0.29            $     0.38
                                                                  ==========            ==========            ==========
Dividends Paid Per Share
  of Common Stock                                                 $     0.27            $     0.21            $     0.44
                                                                  ==========            ==========            ==========
Weighted Average Shares of Common
  Stock Outstanding                                                1,096,688             1,627,318             2,172,688
                                                                  ==========            ==========            ==========


                      See Notes to the Financial Statements

                        FRESHSTART VENTURE CAPITAL CORP.
                       STATEMENTS OF STOCKHOLDERS' EQUITY

                                                                         Years Ended May 31,
                                                       ------------------------------------------------------
                                                          1996                  1997                  1998
                                                       ----------            ----------            ----------
4% Cumulative, 15 Year Redeemable
  Preferred Stock - $1 Par Value:
  10,000,000 Shares Authorized,
  1,410,000 Shares Issued and
  Outstanding (See Long Term Debt)                     $       --            $       --            $       --
                                                       ----------            ----------            ----------

Common Stock - $.01 Par Value:
  3,000,000 Shares Authorized, 2,172,688
  Shares Issued and Outstanding                             2,742                 5,483                21,726
  2 For 1 Stock Split                                       2,741                 5,483                    --

Sale of 1,076,000 Shares of Common Stock                       --                10,760                    --
                                                       ----------            ----------            ----------

Balance, End of Period                                      5,483                21,726                21,726
                                                       ----------            ----------            ----------

Additional Paid in Capital -
  Beginning of Period                                   2,579,342             2,767,600             6,857,817
Proceeds from Sale of 1,076,000 Shares
  of Common Stock                                              --             3,904,700                    --
  2 For 1 Stock Split                                      (2,741)               (5,483)                   --
Amortization of Restricted
  Capital (Note 6)                                        190,999               191,000               190,999
                                                       ----------            ----------            ----------

Balance, End of Period                                  2,767,600             6,857,817             7,048,816
                                                       ----------            ----------            ----------


Retained Earnings -
Beginning of Period                                        13,660                15,379               147,805
Net Income                                                354,225               526,524               886,824
Dividends Paid and Accrued                               (352,506)             (394,098)           (1,012,424)
                                                       ----------            ----------            ----------
     Balance, End of Period                                15,379               147,805                22,205
                                                       ----------            ----------            ----------


Restricted Capital
Gain on Redemption of 3% Preferred
  Stock (See Note 6)                                      572,998               381,999               190,999
Amortization of Gain                                     (190,999)             (191,000)             (190,999)
                                                       ----------            ----------            ----------
     Balance, End of Period                               381,999               190,999                    --
                                                       ----------            ----------            ----------
     Total Stockholder's Equity                        $3,170,461            $7,218,347            $7,092,747
                                                       ==========            ==========            ==========


                      See Notes to the Financial Statements

                        FRESHSTART VENTURE CAPITAL CORP.
                            STATEMENTS OF CASH FLOWS

                                                                                    Years Ended May 31,
                                                                  ------------------------------------------------------
                                                                     1996                  1997                  1998
                                                                  ----------            ----------            ----------
CASH FLOWS PROVIDED (USED) BY
  OPERATING ACTIVITIES:
Net Income                                                        $  354,225            $  526,524            $  886,824
Depreciation and Amortization Expense                                  9,710                15,915                38,908
Provision for Losses on Loans Receivable                              35,000                    --               139,257
(Increase) in Accrued Interest                                       (21,449)              (35,028)             (128,786)
Decrease (Increase) in Other Assets                                  (57,326)               71,960              (153,812)
Increase (Decrease) in Accrued Liabilities                              (346)              103,072               111,587
Dividends Paid and Accrued                                          (352,506)             (502,200)           (1,012,424)
                                                                  ----------            ----------            ----------
Net Cash (Used) Provided By Operating Activities                     (32,692)              180,243              (118,446)
                                                                  ----------            ----------            ----------

CASH FLOWS (USED) BY
  INVESTING ACTIVITIES:
Increase in Loans Receivable                                      (4,594,750)           (9,556,400)          (23,415,660)
Repayment of Loans Receivable                                      2,115,540             3,609,690             8,474,842
Increase in Loan Participations                                    2,227,000             3,145,900             5,087,500
Repayment of Loan Participations                                     (67,763)           (2,910,134)             (279,929)
Increase in Fixed Assets                                             (25,936)                   --                    --
Decrease in Assets Acquired in Liquidation                            13,344                    --                    --
                                                                  ----------            ----------            ----------
Net Cash (Used) By Investing Activities                             (332,565)           (5,710,944)           (10,133,247)
                                                                  ----------            ----------            ----------

CASH FLOWS PROVIDED BY
  FINANCING ACTIVITIES:
Net Proceeds from sale of 1,076,000
  Shares of Common Stock                                                  --             3,915,460                    --
Increase (Decrease) in Line of Credit                                 (5,000)                   --             5,000,000
(Decrease) in Restricted Capital                                    (190,999)             (191,000)             (190,999)
Increase in Debentures Payable to SBA (Net)                           40,000             4,070,000             3,910,000
Increase in Additional Paid in Capital                               190,999               191,000               190,999
                                                                  ----------            ----------            ----------
Net Cash Provided by Financing Activities                             35,000             7,985,460             8,910,000
                                                                  ----------            ----------            ----------
Net (Decrease) Increase in Cash                                     (330,257)            2,454,759            (1,341,693)
Cash Balance - Beginning of Period                                   745,359               415,102             2,869,861
                                                                  ----------            ----------            ----------
Cash Balance - End of Period                                      $  415,102            $2,869,861            $1,528,168
                                                                  ==========            ==========            ==========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
CASH PAID DURING THE PERIOD FOR:
Interest                                                          $  314,491            $  299,922            $  831,624
                                                                  ----------            ----------            ----------
Taxes                                                             $    1,567            $    2,528            $    1,224
                                                                  ----------            ----------            ----------


                      See Notes to the Financial Statements

                        FRESHSTART VENTURE CAPITAL CORP.
                        NOTES TO THE FINANCIAL STATEMENTS
                              MAY 31, 1998 AND 1997


NOTE 1            ORGANIZATION

                  Freshstart Venture Capital Corp., a New York Corporation (the "Company"), was formed on March 4, 1982 for the purpose of operating as a specialized small business investment company ("SSBIC"), licensed under the Small Business Investment Act of 1958 and regulated and financed in part by the U.S. Small Business Administration ("SBA"). The Company has also registered as an investment company under the Investment Company Act of 1940. The Company's business is to provide financing to persons who qualify under SBA regulations as socially or economically disadvantaged and to entities which are at least fifty (50%) percent owned by such individuals.

NOTE 2            SIGNIFICANT ACCOUNTING POLICIES

                  The following is a summary of significant accounting policies applied by the Company in the preparation of its financial statements. The Company maintains its accounts and prepares its financial statements on the accrual basis of accounting in conformity with generally accepted accounting principles for investment companies.

                  Valuation of Loans and Investments

                  The Board of Directors has valued the investment portfolio based upon the cost of such investments, less a provision for loan losses. However, because of the inherent uncertainty of the valuation, the estimated values might otherwise be significantly higher or lower than values that would exist in a ready market for such loans, which market has not in the past and does not now exist. The provision for loan losses represents a good faith determination by the Board of Directors maintained at a level that, in its judgment, is adequate to absorb losses. The balance in the reserve account is adjusted periodically by the Board of Directors on the basis of the fair value of the collateral held and past loss experience. Approximately seventy nine (79%) percent of the Company's loan portfolio consists of loans made for the financing of taxi cab medallions and related assets. The remaining portion of the loans are made to various small commercial enterprises. Substantially all loans are collateralized by either NYC taxi medallions or real estate and the personal guarantees of the individual owners.

                  Depreciation and Amortization

                  Depreciation and amortization of furniture, fixtures and leasehold improvements is computed on the straight line method at rates adequate to allocate the costs of applicable assets over their expected useful lives.

                  Recognition of Interest Income

                  It is the Company's policy to record interest on loans and debt securities only to the extent that management and the Board of Directors anticipate such amounts may be collected. Interest on doubtful accounts and accounts which are 180 days past due is not recorded until actually received.

                        FRESHSTART VENTURE CAPITAL CORP.
                        NOTES TO THE FINANCIAL STATEMENTS
                              MAY 31, 1998 AND 1997

NOTE 2            SIGNIFICANT ACCOUNTING POLICIES
(Continued)
                  Income Taxes

                  The Company has elected to be taxed as a regulated investment company under the Internal Revenue Code. A regulated investment company can generally avoid taxation at the corporate level to the extent that ninety (90%) percent of its income is distributed to its stockholders. Therefore, no provision for federal income taxes has been made. The financial statements include provisions for New York State and local minimum taxes.

                  Earnings Per Share

                  Earnings per share are based on a weighted average number of shares outstanding during the period, less accrued dividends on cumulative preferred stock.

                  Accounting Standard for Impairment of Loans

                  Statement of Financial Accounting Standard No. 114, "Accounting by Creditors for Impairment of a Loan" ("SFAS 114") was issued in May 1993 and is effective for fiscal years beginning after December 15, 1994. SFAS 114 generally requires all creditors to account for impaired loans, except those loans that are accounted for at fair value or at the lower of cost or fair value, at the present value of expected future cash flows discounted at the loans' effective interest rate. Creditors may account for impaired loans at the fair value of the collateral or at the observable market price of the loan if one exists. Due to the nature of the Company's loan portfolio, SFAS 114 is not expected to have a material effect on the Company's financial condition or results of operations.

                  Other

                  Certain information from the prior years has been reclassified to conform its presentation to the current financial statements.

NOTE 3            LOANS RECEIVABLE

                  The Company's loan portfolio includes participations with other lenders as presented in the following schedule. The following is a breakdown of the outstanding loans receivable:

                                                           May 31,
                                                           ------
                                                 1997                 1998
                                                 ----                 ----

                      Outstanding Loans       $17,040,332          $31,981,150
                      Loan Participations      (2,731,373)          (7,538,944)
                                              -----------          -----------
                      Net Loans Outstanding   $14,308,959          $24,442,206
                                              ===========          ===========

                  Loans on non-accrual status as of May 31, 1998 and 1997 were approximately $1,026,133 and $1,038,294, respectively. Additionally, the cumulative amount of accrued interest income not recorded was $976,694 and $823,642 as of May 31, 1998 and 1997, respectively.

NOTE 3            LOANS RECEIVABLE
(Continued)
                  Reconciliation of Loan Loss Reserve

                  A reconciliation of loan loss reserve is as follows:

                                                   Year Ended May 31,
                                      ------------------------------------------
                                        1996               1997           1998
                                      ---------         ---------      ---------

          Balance, Beginning          $ 180,558         $ 180,558      $ 180,558
          Provision for Loan Losses      35,000                --        139,257
          Charge-Offs                   (35,000)               --             --
                                      ---------         ---------      ---------
          Balance, Ending             $ 180,558         $ 180,558      $ 319,815
                                      =========         =========      =========

NOTE 4            LOANS PAYABLE - LINE OF CREDIT

                  Effective March 6, 1997, the Company established a $5,000,000 line of credit with Israel Discount Bank. All advances bear interest at 1.75% above the LIBOR rate. Pursuant to the terms of the line of credit, the Company is required to comply with certain terms, covenants and conditions. The line of credit is unsecured and the Company is required to maintain a minimum $100,000 compensating balance with the bank.

NOTE 5            LONG TERM DEBT

                  The long term debt to the SBA consisted of the following subordinated debentures as of May 31, 1997 and 1998 with interest payable semi-annually:

                                                                                                     May 31,
                                                          Interest Rate Period             1997                   1998
                   Maturity Date                       First              Second        Face Amount           Face Amount
                   -------------                       -----              ------        -----------           -----------
                  June 1, 2005                        6.690%               6.690%       $   520,000           $   520,000
                  December 1, 2005                    6.540%               6.540%           520,000               520,000
                  March 17, 1998                      5.625%               8.625%            75,000                    --
                  March 17, 1998                      5.625%               8.625%            75,000                    --
                  September 22, 1999                  5.000%               8.000%           750,000               750,000
                  June 9, 1999                        6.000%               9.000%           750,000               750,000
                  December 16, 2002                   4.510%               7.510%         1,300,000             1,300,000
                  March 1, 2007                       7.380%               7.380%         4,210,000             4,210,000
                  June 1, 2006                        7.710%               7.710%           250,000               250,000
                  September 1, 2007                   7.760%               7.760%                --             4,060,000
                                                                                        -----------           -----------
                                                                                        $ 8,450,000           $12,360,000
                                                                                        ===========           ===========

                  During the fiscal period ended May 31, 1997 the Company paid off $390,000 in subsidized debentures and sold two additional debentures totaling $4,460,000 due June 1, 2006 and March 1, 2007 with interest at 7.710% and 7.380%, respectively.

                  During the period ended May 31, 1998, the Company paid off $150,000 in subsidized debentures and sold an additional debenture for $4,060,000 due September 1, 2007 with interest and fees totaling 7.760% per annum.

                  Under the terms of the subordinated debentures, the Company may not repurchase or retire any of its capital stock or make any distributions to its stockholders other than dividends out of retained earnings without the prior written approval of the SBA.

                        FRESHSTART VENTURE CAPITAL CORP.
                        NOTES TO THE FINANCIAL STATEMENTS
                              MAY 31, 1998 AND 1997

NOTE 6            RESTRICTED CAPITAL - UNREALIZED GAIN ON REDEMPTION

                  Repurchase of 3% Preferred Stock

                  The Company and the SBA entered into a repurchase agreement dated May 10, 1993. Pursuant to the agreement, the Company repurchased all 1,520,000 shares of its $1 par value, 3 percent cumulative preferred stock from the SBA for a purchase price of $.36225670 per share, or an aggregate of $550,630. The repurchase price was at a substantial discount to the original sale price of the 3 percent preferred stock which was sold to the SBA at par value or $1.00 per share.

                  The Company issued the SBA a liquidating interest in a newly created restricted capital surplus account which was equal to the amount of the repurchase discount. This repurchase discount was amortized over a sixty month period and was fully amortized as of May 31, 1998.

NOTE 7            DIVIDENDS

                  Dividends paid to the SBA for each of the fiscal years ended May 31, 1998 and 1997 were $56,400. Total dividends paid to common stockholders for the fiscal years ended May 31, 1998, 1997 and 1996 were $955,985 and $337,698 and $296,108, respectively. The Company is contingently liable to the SBA for $9,400 in preferred dividends due for the two months ended May 31, 1998.

NOTE 8            MONEY PURCHASE PLAN

                  Effective for the fiscal year ending May 31, 1989 the Company initiated a defined contribution pension plan. The eligibility requirements for participation in the plan are a minimum age of 21 years old and 24 months of continuous employment with the Company. Contributions are currently limited to ten percent of each participants compensation. Total contributions made for the fiscal years ended May 31, 1998, 1997 and 1996 were $15,532, $14,123, and $16,180 respectively. All contributions to the plan have been funded on a current basis.

NOTE 9            MANAGEMENT FEES

                  The SBA approved the Company's total compensation of $225,000. Compensation is inclusive of officers' and staff salaries and pension contributions.

NOTE 10           STOCKHOLDERS' EQUITY

                  On January 12, 1996, the Company filed an amendment to its certificate of incorporation which increased the number of authorized shares to 13,000,000 shares of capital stock consisting of 10,000,000 shares of $1 par value, 4 percent cumulative, 15 year redeemable preferred stock and 3,000,000 shares of $.01 par value, common shares. The financial statements are presented after giving effect to these changes.

                  The amended certificate of incorporation also provided for a 2 for 1 stock split with respect to the Company's shares of common stock, $.01 par value per share, for two shares of common stock for $.01 par value per share. The effect of the amendment increased the 274,172 issued and outstanding shares of common stock to 548,344 shares. Additionally, effective October 24, 1996, the Company amended the certificate of incorporation, providing for a 2 for 1 stock split. The effect of this amendment increased the 548,344 issued and outstanding shares of common stock to 1,096,688 shares.

                        FRESHSTART VENTURE CAPITAL CORP.
                        NOTES TO THE FINANCIAL STATEMENTS
                              MAY 31, 1998 AND 1997

NOTE 11           STOCKHOLDERS' EQUITY
(Continued)

                  On December 3, 1996, the Company successfully completed its initial public offering of 1,076,000 shares of its common stock, including 76,000 shares of common stock pursuant to the exercise of the underwriters over allotment option. The gross proceeds from the sale aggregated $5,380,000. The net proceeds received by the Company after deducting underwriting discounts and various costs of the offering totaled $3,904,708.

NOTE 11           RELATED PARTY TRANSACTION

                  The Company currently leases office space from a real estate partnership, whose partners consist of certain officers and directors of the Company, for $1,500 per month plus certain extraordinary operating expenses. The lease is month to month with a minimum annual rental of $18,000. Total rental expense under this lease was $18,000 for each of the years ended May 31, 1998, 1997 and 1996.

                  Certain officers and directors of the Company are also shareholders of the Company. Officers' salaries are set by the Board of Directors and are also subject to maximum compensation set by the SBA. For the fiscal years ended May 31, 1998, 1997 and 1996, officers' salaries, including pension contributions, were $133,782, $155,348 and $159,661, respectively.

NOTE 12           SIGNIFICANT CONCENTRATION OF CREDIT RISK

                  Approximately seventy nine (79%) percent of the Company's loan portfolio consists of loans made for the financing and purchase of New York City taxicab medallions and related assets.

NOTE 13           FINANCIAL INSTRUMENTS WITH OFF BALANCE SHEET RISKS

                  The Company maintained approximately $1,225,193 in one bank in excess of amounts that would be insured by the Federal Depository Insurance Corporation. Management of the Company feels that the bank is well capitalized under FDIC guidelines.

NOTE 14           SUBSEQUENT EVENTS

                  Effective June 30, 1998, and for the four months then ended, the Board of Directors declared a dividend of $0.11 1/2 per share to holders of common stock, as of June 30, 1998, aggregating $249,861. The dividend was paid July 15, 1998.

                                          FRESHSTART VENTURE CAPITAL CORP.
                                               SUPPLEMENTAL SCHEDULES
                                                    MAY 31, 1998

                                           SCHEDULE I - LOANS RECEIVABLE

                                                                                                      Balance
                                       Number of                                                    Outstanding
        Type of Loan                     Loans          Interest Rate         Maturity Date         May 31, 1998
        ------------                   ---------        -------------         -------------         ------------
NYC Taxi Medallion                          226        9.00% - 15.00%           1 - 7 years         $ 19,272,896
Services                                      3                14.00%           1 - 7 years              322,838
Auto Repair Service                           8       10.00% - 15.00%           1 - 4 years              665,479
Import/Export                                 1                12.00%                1 year               97,781
Renovation and Construction                   2                10.50%               5 years              164,720
Retail Establishment                          6       11.25% - 13.00%           1 - 4 years            1,359,921
Restaurant                                    6       13.00% - 15.00%                1 year              575,075
Gasoline Service Station                      3        9.50% - 12.00%                1 year              216,192
Manufacturing                                 1                15.00%                1 year              151,572
Laundromat and Dry Cleaners                  19       11.00% - 15.00%           1 - 4 years            1,438,228
Medical Offices                               2       11.63% - 15.00%           1 - 3 years              177,504
                                       ---------                                                    ------------
                                TOTAL       277                                                     $ 24,442,206
                                       =========                                                    ============



Substantially all of the above loans are collateralized by either New York City taxi medallions or real estate holdings.

                                        SCHEDULE VII - SHORT TERM BORROWINGS

Short term borrowing activities for the periods presented were as follows:

                                                       Weighted
                                     Balance            Average            Maximum Amount        Average Amount
Category of                          End of            Interest             Outstanding           Outstanding
Borrowing                            Period              Rate              During Period         During Period
------------                        -----------        -----------         --------------        --------------
May 31, 1997                        $        --                 --         $           --        $           --
May 31, 1998                        $ 5,000,000              7.44%         $    5,000,000        $      416,667


                        FRESHSTART VENTURE CAPITAL CORP.
                            SUPPLEMENTARY INFORMATION
                       SELECTED PER SHARE DATA AND RATIOS
                            FOR THE FIVE YEARS ENDED
                     MAY 31, 1994, 1995, 1996, 1997 AND 1998

                                                                For the Years Ended May 31,
                               ------------------------------------------------------------------------------------------------
                                    1994                1995                 1996                1997                 1998
                               --------------      --------------       --------------      --------------       --------------
Per Share Data
Investment Income              $         1.90      $         1.83       $         1.88      $         0.79       $         1.13
Investment Expenses                     (1.23)              (1.21)               (1.17)              (0.46)               (0.66)
                               --------------      --------------       --------------      --------------       --------------
Net Investment Income                    0.67                0.62                 0.71                0.33                 0.47
Net Realized and Unrealized
  Gains and Losses on
Securities                              (0.14)                 --                (0.06)                 --                (0.06)
Reduction Due to
Stock Split                                --                  --                   --               (4.94)                  --
Dividends - Common Stock                (0.48)              (0.54)               (0.54)              (0.22)               (0.44)
Dividends - Preferred Stock             (0.05)              (0.08)               (0.11)              (0.03)               (0.03)
Net Sale of Common Stock                   --                  --                   --                2.40                   --
                               --------------      --------------       --------------      --------------       --------------
Net Increase/Decrease
in Net Asset Value                         --                  --                   --               (2.46)               (0.06)
Net Asset Value - Beginning
  of Period                              5.78                5.78                 5.78                5.78                 3.32
                               --------------      --------------       --------------      --------------       --------------
Net Asset Value - End of
  Year                         $         5.78(1)   $         5.78       $         5.78(1)   $         3.32(1)    $         3.26
                               ==============      ==============       ==============      ==============       ==============
Net Asset Value - End of
  Year Excluding Retained
  Earnings                     $         5.75(1)   $         5.75       $         5.75(1)   $         3.23(1)    $         3.25
                               ==============      ==============       ==============      ==============       ==============
Ratios
Ratio of Expenses to
  Average Net Assets                     21.3%               20.9%                20.3%               14.3%                22.0%
                               ==============      ==============       ==============      ==============       ==============
Ratio of Net Income to
  Average Net Assets                      9.3%               10.6%                11.2%               10.1%                12.4%
                               ==============      ==============       ==============      ==============       ==============
Weighted Average of Common
Shares Outstanding                    548,344             548,344              548,344           1,627,318            2,172,688
                               ==============      ==============       ==============      ==============       ==============

(1) The net asset value includes the unamortized portion of the realized gain from the repurchase of three 3% percent preferred stock and the undistributed retained earnings at the end of the period.